UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2002
                                                          ---------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

                001-13559                               75-2337102
         (Commission File Number)            (IRS Employer Identification No.)

              3218 Page Rd.
             Longview, Texas                               75605
 (Address of Principal Executive Offices)               (Zip Code)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)

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Item 4.  Change in Registrant's Certifying Accountant.

         On August 13, 2002, RTIN Holdings, Inc. (the "Company") retained the firm of Heard, McElroy & Vestal, LLP as its independent accountant for the current fiscal year to replace Killman, Murrell & Company, P.C., the Company's independent accountants for the years ended December 31, 2001 and 2000. The decision to retain Heard, McElroy & Vestal, LLP was approved by the Company's board of directors.

         The opinion of Killman, Murrell & Company, P.C. for the years ended December 31, 2001 and 2000 contained the qualification that the financial statements for such years and the periods then ended were prepared on a "going concern" basis but did not otherwise contain any adverse opinion or qualification as to uncertainty, audit scope, or accounting principles. The Company has authorized Killman, Murrell & Company, P.C. to respond fully to the inquiries of Heard, McElroy & Vestal, LLP concerning these questions.

Item 7.  Financial Statements and Exhibits.

         The following documents are filed as Exhibits to this report:

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 RTIN HOLDINGS, INC.


Date: August 20, 2002                            By: /s/ Curtis A. Swanson
     ----------------------                         ----------------------------
                                                    Curtis A. Swanson, President


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                                  Exhibit Index


None